Hartford Life Insurance Company Separate Account Eleven:

333-72042	PremierSolutions Standard (Series A)
333-72042	PremierSolutions Cornerstone
333-72042	PremierSolutions Cornerstone (Series II)
333-151805	Premier Innovations

SUPPLEMENT DATED DECEMBER 19, 2008 TO YOUR PROSPECTUS

Fund Merger

THE HARTFORD RETIREMENT INCOME FUND into THE HARTFORD CONSERVATIVE ALLOCATION FUND – The Board of Directors of The Hartford Mutual Funds, Inc. recently approved the merger of The Hartford Retirement Income Fund into The Hartford Conservative Allocation Fund.  This change will become effective after the close of trading on the New York Stock Exchange on or about February 20, 2009.

As a result, if any of your Participant Account value is allocated to The Hartford Retirement Income Fund Sub-Account, that amount will be merged into The Hartford Conservative Allocation Fund Sub-Account after the close of trading on the New York Stock Exchange on or about February 20, 2009.

If you are enrolled in any Dollar Cost Averaging Program with allocations to The Hartford Retirement Income Fund Sub-Account, that allocation will be directed to The Hartford Conservative Allocation Fund Sub-Account after the close of trading on the New York Stock Exchange on or about February 20, 2009.  If you are enrolled in any Asset Rebalancing Program with allocations to The Hartford Retirement Income Fund Sub-Account, your program enrollment will be terminated as of the close of trading on the New York Stock Exchange on or about February 20, 2009.

In addition, after the close of trading on the New York Stock Exchange on or about February 20, 2009, future Contributions with allocations to The Hartford Retirement Income Fund Sub-Account will be directed to The Hartford Conservative Allocation Fund Sub-Account.  Upon completion of the merger, The Hartford Retirement Income Fund Sub-Account will no longer be available and all references to the Sub-Account will be deleted.

THIS SUPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE